Exhibit 99.2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. FIDELITY NATIONAL FINANCIAL, INC. 601 RIVERSIDE AVE. JACKSONVILLE, FL 32204 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31155-S60294 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIDELITY NATIONAL FINANCIAL, INC. For Against Abstain The Board of Directors recommends you vote FOR Proposals 1 and 2: 1. To approve the redemption proposal, a proposal to approve the redemption by Fidelity National Financial, Inc. (FNF) of all of the outstanding shares (the redemption) of FNFV Group common stock for shares of common stock of a wholly owned subsidiary of FNF, Cannae Holdings, Inc. (Splitco), amounting to a redemption on a per share basis of each outstanding share of FNFV Group common stock for one share of common stock, par value $0.0001 per share, of Splitco. ! ! ! ! ! ! 2. To approve the adjournment proposal, a proposal to authorize the adjournment of the special meeting by FNF to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the redemption proposal. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E31156-S60294 FIDELITY NATIONAL FINANCIAL, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIDELITY NATIONAL FINANCIAL, INC. FOR THE SPECIAL MEETING OF FNFV GROUP STOCKHOLDERS TO BE HELD [•], 2017 The undersigned hereby appoints the Chief Executive Officer and Corporate Secretary of Fidelity National Financial, Inc. ("FNF"), and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of FNFV Group common stock held of record by the undersigned as of [•], 2017, at the Special Meeting of Stockholders to be held at [•] a.m., Eastern Time, in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, FL 32204 on [•], 2017, or any adjournment thereof. This instruction and proxy card is also solicited by the Board of Directors of FNF for use at the Special Meeting of Stockholders on [•], 2017 at [•] a.m., Eastern Time, from persons who participate in the Fidelity National Financial, Inc. 401(k) Profit Sharing Plan (the "401(k) Plan"). By signing this instruction and proxy card, the undersigned hereby instructs Wells Fargo Bank Minnesota, N.A. (the "Trustee" for the 401(k) Plan) to exercise the voting rights relating to any shares of FNFV Group common stock allocable to his or her account(s) as of [•], 2017. For shares voted by mail, this instruction and proxy card is to be returned to the tabulation agent (Fidelity National Financial, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717). All voting instructions for shares in the 401(k) Plan, whether voted by mail, telephone or Internet, must be received by 11:59 p.m., Eastern Time, on [•], 2017. The Trustee will tabulate the votes from all 401(k) Plan participants received by the deadline and will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Continued and to be signed on reverse side V.1.1